GreenLight Biosciences and EpiVax Therapeutics Sign Exclusive Collaboration Agreement to Develop Personalized Cancer Vaccines

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The effort will combine GreenLight’s mRNA design and manufacturing expertise with EpiVax’s advanced Ancer® pipeline for personalized cancer vaccine design
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EpiVax Therapeutics, Inc. will contribute a proprietary set of immunoinformatics tools for rapidly identifying and differentiating highly immunogenic neo-antigens from epitopes that induce immune tolerance
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GreenLight will contribute proprietary RNA technology allowing mRNA design, formulation, and manufacturing

BOSTON and PROVIDENCE January 9, 2022: GreenLight Biosciences Holdings, PBC (Nasdaq:GRNA), and EpiVax Therapeutics Inc, today announced that they have signed an exclusive collaboration agreement to jointly develop and commercialize personalized mRNA-based vaccine candidates for cancers.

GreenLight Biosciences is a public benefit corporation striving to bring effective and safe RNA-based solutions to make food clean and affordable for everyone and dedicated to developing health solutions for every person on our planet. EpiVax Theraeutics Inc. is a biotechnology company with extensive experience in immune-engineering more effective vaccines that recently completed an end-to-end computational pipeline for the design of precision cancer immunotherapies, Ancer®.

Under this collaboration, the companies will design and develop new personalized mRNA cancer vaccine candidates using GreenLight and EpiVax Therapeutics technology platforms. EpiVax Therapeutics has developed a proprietary computational tool for precision immunotherapy, Ancer®, an end-to-end, automated platform that integrates multiple advanced algorithms into a single pipeline to rapidly design custom therapies for individual cancer patients using each patient’s own tumor genome sequence as the starting point for the vaccine design. The Ancer® algorithms include two extensively validated tools, EpiMatrix® and JanusMatrix™, which, when used together, identify the most immunogenic CD8 and CD4 neoepitopes while excluding potentially tolerogenic epitopes that may reduce vaccine efficacy. EpiVax Therapeutics was the first personalized vaccine company to use computational tools to identify tolerogenic epitopes in neoantigens and to exclude these from cancer vaccine designs. EpiVax Therapeutics’ pipeline currently includes vaccine design capacity for bladder cancers and other solid tumors.

GreenLight’s mRNA design, formulation and manufacturing expertise is currently applied to research and develop mRNA vaccine candidates, including a collaboration with the NIH to develop a next generation Covid vaccine, and a multi-target license agreement with Serum Institute of India, which includes developing a shingles vaccine candidate. GreenLight has also completed two commercial-scale engineering runs manufacturing mRNA at scale, in partnership with Samsung Biologics. This includes production of drug substance and lipid nanoparticle formulation to produce bulk drug product in a single facility, producing 650g of mRNA.

Together, GreenLight and EpiVax Therapeutics will leverage their respective expertise and jointly develop and commercialize potential novel personalized mRNA-based vaccine candidates for a wide range of oncology indications.

“We are delighted to partner with EpiVax Therapeutics, to expedite development of personalized cancer vaccine candidates using GreenLight’s RNA platform.” said Andrey Zarur, CEO of GreenLight. “We are excited to combine our mRNA design and manufacturing expertise with EpiVax Therapeutics’ neoantigen discovery platform and oncology expertise to build towards a future of accessible and timely oncology vaccines”

EpiVax Therapeutics CEO, Nicole Ruggiero, added, “I am excited by what lies ahead. We have found the ideal partner for our personalized vaccine program in GreenLight Biosciences. Combining our advanced Ancer pipeline for personalized cancer vaccine design with GreenLight’s expertise in mRNA production is a win-win for the companies and for cancer patients.”

About EpiVax Therapeutics:

EpiVax Therapeutics, Inc. is a privately-held biotechnology company focusing on developing precision cancer immunotherapies. Incorporated in 2017, EpiVax Therapeutics spun-out of EpiVax Inc., a privately held immunoinformatics and vaccine design company founded by Dr. Annie De Groot and Mr. Bill Martin in 1998. EpiVax Therapeutics’ personalized vaccine design platform, Ancer®, incorporates the world-class EpiMatrix® system and the innovative JanusMatrix™ tool, which were exclusively licensed to EpiVax Therapeutics for use in Ancer, by EpiVax. The Ancer® platform is an end-to-end, biopsy-to-vaccine design platform that reduces the time required to develop personalized vaccines to hours rather than days while uncovering the most immunogenic neoantigens for precision cancer immunotherapy. More information about EpiVax Therapeutics is available at www.epivaxtx.com/

About GreenLight:

Founded in 2008, GreenLight aims to address some of the world’s biggest problems by delivering on the full potential of RNA for human health and agriculture. In human health, this includes messenger RNA vaccines and therapeutics. In agriculture, this includes RNA to protect honeybees and a range of crops. The company’s breakthrough cell-free RNA platform, which is protected by numerous patents, allows for cost-effective production of RNA. GreenLight’s human health product candidates are in the pre-clinical stage, and its product candidates for the agriculture market are in the early stages of development or regulatory review. GreenLight is a public benefit corporation that trades under the ticker GRNA on Nasdaq. For more information, including our latest investor presentation and other materials, please visit https://www.greenlightbiosciences.com/.

Availability of Other Information About GreenLight Biosciences

Investors and others should note that we communicate with our investors and the public using our website (www.greenlightbiosciences.com), the investor relations website (https://investors.greenlightbio.com/), and on social media (Twitter and LinkedIn), including but not limited to investor presentations and investor fact sheets, U.S. Securities and

Exchange Commission filings, press releases, public conference calls and webcasts. The information that GreenLight posts on these channels and websites could be deemed to be material information. As a result, GreenLight encourages investors, the media, and others interested in GreenLight to review the information that is posted on these channels, including the investor relations website, on a regular basis. This list of channels may be updated from time to time on GreenLight’s investor relations website and may include additional social media channels. The contents of GreenLight’s website or these channels, or any other website that may be accessed from its website or these channels, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Forward Looking Statements

Certain statements in this press release may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those relating to the success, timing of and costs associated with the strategic collaboration, the success, cost and timing of our research and development activities in our plant and human health programs, the acceptance of RNA-based technologies by regulators and the public, our ability to raise and productively deploy capital and the rate at which we can successfully bring products to market, our projected cash runway and our ability to obtain funding for our operations when needed. Forward-looking statements include statements relating to our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors included in our Quarterly Reports on Form 10-Q, periodic filings on Form 8-K, and any of our future filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by current macroeconomic conditions and the ongoing COVID-19 pandemic and there may be additional risks that we consider immaterial, or which are unknown. It is not possible to predict or identify all such risks. Our forward-looking statements only speak as of the date they are made, and we do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For additional information on GreenLight and potential risks associated with investing, please see our public filings at

https://investors.greenlightbio.com/financial-information/sec-filings.

Contacts (GreenLight):

Media Contact:

Thomas Crampton

SVP Corporate Affairs

GreenLight Biosciences

press@greenlightbio.com

Investor Contact:

Ingrid Fung

Director, Enterprise Operations and Strategy & Head of Investor Relations

GreenLight Biosciences

investors@greenlightbio.com

Financial tables and further information, including regulatory filings, can be found on our website at https://investors.greenlightbio.com/

Contacts (Epivax Therapeutics):

Guilhem Richard

CTO, EpiVax Therapeutics, Inc.

grichard@epivaxtx.com

Nicole Ruggiero

CEO, EpiVax Therapeutics, Inc.

nicole.ruggiero@epivaxtx.com